UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): January 2, 2025

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR 97756
(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On January 2, 2025, Expion360 Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”) pursuant to which the Company sold, in a registered direct offering, an aggregate of (i) 474,193 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (“Common Stock”); and (ii) 574,193 pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 574,193 shares of Common Stock (the “Pre-Funded Warrant Shares”). The offering price per Share was $2.48 and the offering price per Pre-Funded Warrant was $2.479.

Each Pre-Funded Warrant is exercisable for one share of Common Stock for $0.001 immediately upon issuance until all of the Pre-Funded Warrants are exercised in full. The number of Pre-Funded Warrant Shares are subject to adjustments for stock splits, recapitalizations, and reorganizations.

The Shares, Pre-Funded Warrants and Pre-Funded Warrants Shares were offered and sold by the Company pursuant to a Registration Statement on Form S-3 (Registration No. 333-272956), which was originally filed under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) on June 27, 2023 and declared effective on July 10, 2023 (as such may be amended or supplemented from time to time, the “Registration Statement”), the base prospectus included in the Registration Statement, which covers the offering, issuance and sale of up to an aggregate of $50,000,000 of common stock, preferred stock, debt securities and/or warrants of the Company, and the prospectus supplement to be filed by the Company with the Commission on January 3, 2025

In a concurrent private placement, the Company also issued to the Purchasers unregistered warrants (the “Warrants”) to purchase up to an aggregate of 1,048,386 shares of Common Stock (the “Warrant Shares”) at an exercise price of $2.36 per share, subject to adjustment for reverse stock splits, recapitalizations, and reorganizations. The Warrants are immediately exercisable and can be exercised until January 3, 2030.

In connection with the private placement, the Company entered into a registration rights agreement with the Purchasers on January 2, 2025 (the “Registration Rights Agreement”), pursuant to which the Company is required to file a registration statement covering the resale of the Warrant Shares within 15 calendar days of the closing of the offering, and to keep such registration statement effective at all times until no Purchaser owns any Warrants or Warrant Shares.

The issuance of the Warrants pursuant to the Purchase Agreement was made pursuant to the exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.

The Purchase Agreement contains customary representations and warranties, indemnification rights, agreements and obligations, conditions to closing and termination provisions. The offering closed on January 3, 2025.

On January 2, 2025, the Company also entered into a placement agent agreement (the “Placement Agreement”) with Aegis Capital Corp. (“Aegis” or the “placement agent”), pursuant to which the Company engaged Aegis to act as its sole placement agent in connection with the offering. Pursuant to the terms of the Placement Agreement, the placement agent agreed to use its best efforts to arrange for the sale of the securities in the offering. As compensation to the placement agent, the Company paid the placement agent an aggregate cash placement fee equal to 8.0% of the aggregate gross proceeds from the offering. In addition, the Company agreed to reimburse the placement agent for certain of out-of-pocket expenses, including $75,000 for reasonable legal fees and disbursements for its counsel.

The Company received net proceeds of approximately $2.2 million from the offering, after deducting placement agent fees and estimated offering expenses payable by the Company. The Company intends to use approximately $500,000 of the net proceeds from the offering to satisfy a portion of certain amounts owed to the Company’s Series A Warrant holders pursuant to the terms of the outstanding Series A Warrants, and expects to use the remainder of the net proceeds from the Offering for working capital and other general corporate purposes.

The foregoing descriptions of the terms and conditions of the Purchase Agreement, Placement Agreement, Registration Rights Agreement, Shares, Pre-Funded Warrants, Pre-Funded Warrant Shares, Warrants, and Warrant Shares do not purport to be complete and are qualified in their entirety by the full text of the Placement Agreement, the forms of Pre-Funded Warrants and Warrants, and the forms of the Purchase Agreement and Registration Rights Agreement, which are attached hereto as Exhibits 1.1, 4.1, 4.2, 10.1, and 10.2, respectively, and are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 relating to the private placement is incorporated by reference herein.

Item 8.01.	Other Events.

On January 2, 2025, the Company issued a press release announcing the pricing of the Registered Direct Offering and the commencement of the Private Placement. On January 3, 2025, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
1.1	Placement Agent Agreement, dated as of January 2, 2024, by and between the Company and Aegis Capital Corp.
4.1*	Form of Pre-Funded Warrant
4.2*	Form of Common Warrant
5.1	Opinion of Stradling Yocca Carlson & Rauth LLP
10.1*	Form of Securities Purchase Agreement, dated as of January 2, 2024, by and among the Company and the purchasers on the signature pages thereto
10.2*	Form of Registration Rights Agreement, dated as of January 2, 2024, by and among the Company and the purchasers on the signature pages thereto
23.1	Consent of Stradling Yocca Carlson & Rauth LLP (included in Exhibit 5.1)
99.1	Press Release dated January 2, 2024
99.1	Press Release dated January 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

__________

* Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant agrees to furnish a copy of all omitted schedules (or similar attachments) to the Commission upon its request.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: January 3, 2025	By:	/s/ Brian Schaffner
	Name:	Brian Schaffner
	Title:	Chief Executive Officer